UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2014

CANCER GENETICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Route 17 North 2nd Floor, Rutherford, New Jersey	07070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (201) 528-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 22, 2014, Cancer Genetics, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). The shareholders of the Company voted on the following three proposals, each of which is described in detail in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2014 (the “Proxy Statement”). The results of each matter voted upon are as follows:

Proposal No. 1: Election of Directors. The following individuals were elected to the Company’s Board of Directors (the “Board”). All directors of the Company hold office until the next annual meeting or until their respective successors are duly elected and qualified or their earlier resignation or removal:

Name	For	Withheld	Broker Non-Votes
John Pappajohn (Chairman of the Board)	4,678,805	127,827	2,596,551
Panna L. Sharma (President and Chief Executive Officer)	4,727,435	79,197	2,596,551
Keith L. Brownlie	4,798,073	8,559	2,596,551
Edmund Cannon	4,576,565	230,067	2,596,551
Raju S.K. Chaganti, Ph.D.	4,682,855	123,777	2,596,551
Franklyn G. Prendergast, M.D., Ph.D.	4,797,643	8,989	2,596,551
Paul R. Rothman, M.D.	4,798,173	8,459	2,596,551
Michael J. Welsh, M.D.	4,798,173	8,459	2,596,551

Proposal No. 2: Appointment of the Independent Registered Public Accounting Firm. The shareholders ratified the appointment of McGladrey LLP as our independent registered public accounting firm for the year ending December 31, 2014.

For	Against	Abstain	Broker Non-Votes
7,361,708	37,036	4,439	0

Proposal No. 3: Approval of the Amendment and Restatement of the Company’s 2011 Equity Incentive Plan.

The Company’s shareholders approved certain changes to the Company’s 2011 Equity Incentive Plan (the “2011 Plan”) which includes an amendment to increase the shares reserved for issuance thereunder by 1,650,000 shares. The amendment and restatement of the 2011 Plan previously had been approved by the Board, subject to approval by the Company’s shareholders. The Board had previously also approved the grants of an aggregate of 461,000 options and 110,000 shares of restricted stock which were made subject to shareholder approval of the 2011 Plan, including 50,000 shares of restricted stock to Mr. Sharma, 90,000 options and 10,000 shares of restricted stock to Edward J. Sitar, the Company’s Chief Financial Officer, 200,000 options to Dr. Chaganti, 100,000 options and 25,000 shares of restricted stock to Mr. Pappajohn and 10,000 options and 5,000 shares of restricted stock to each non-employee director.

A summary of the 2011 Plan is set forth in the Company’s Proxy Statement. That summary and the foregoing description of the 2011 Plan are qualified in their entirety by reference to the text of the 2011 Plan, which was filed as Appendix A to the Proxy Statement, and is incorporated herein by reference.

For	Against	Abstain	Broker Non-Votes
3,720,950	1,051,911	33,771	2,596,551

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits	Amended and Restated Cancer Genetics, Inc. 2011 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER GENETICS, INC.

By:	/s/ Edward J. Sitar
	Name:	Edward J. Sitar
	Title:	Chief Financial Officer

Date: May 22, 2014

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated Cancer Genetics, Inc. 2011 Equity Incentive Plan